FORWARD FUNDS

Supplement dated December 27, 2011

to the

Summary Prospectus for Investor Class and Institutional Class Shares of the Forward Banking and Finance Fund, Summary Prospectus for Class A and Class C Shares of the Forward Banking and Finance Fund, Summary Prospectus for Investor Class and Institutional Class Shares of the Forward Growth Fund, Summary Prospectus for Class A and Class C Shares of the Forward Growth Fund, Forward Funds Investor Class and Institutional Class Prospectus, Forward Funds Class A, Class B, Class C and Class M Prospectus, and Forward Funds Statement of Additional Information

dated May 1, 2011, as supplemented

The following information applies to the Forward Banking and Finance Fund and Forward Growth Fund (each a “Fund” and collectively the “Funds”) only:

On December 15, 2011, the Board of Trustees of Forward Funds (the “Board”) approved an Agreement and Plan of Reorganization (the “Plan”) pursuant to which each Fund will merge into a separate newly created corresponding fund (a “FIT Fund”) of Financial Investors Trust, a separate trust. The Plan sets forth the terms by which each Fund will transfer its assets and liabilities to a FIT Fund in exchange solely for voting shares of beneficial interest in the FIT Fund (the “Reorganization”). Each FIT Fund will have an investment objective, strategies and policies substantially similar to those of the corresponding Fund. Following the Reorganization, Emerald Mutual Fund Advisers Trust, each Fund’s current sub-advisor, will serve as the investment advisor to the FIT Funds. The Plan will be submitted to shareholders of each Fund for approval at a special meeting of shareholders anticipated to be held in the first quarter of 2012. The Reorganization of each Fund is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes. Shareholders are not expected to recognize any gain or loss for U.S. federal income tax purposes as a result of the Reorganization.

Effective upon the completion of the Reorganization, the Board also approved the termination of Forward Management, LLC as investment advisor to the Funds.

Details regarding the proposed Reorganization and the special meeting of shareholders will be contained in a proxy statement that will be mailed to the shareholders in advance of the special meeting.

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PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

SUPP EMRLD PRO 12272011